                                                                     Exhibit 4.1

Number C                                                                  Shares

Common Stock                                                        Common Stock

                                  [CUNO LOGO]

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


PAR VALUE $.001                                                CUSIP 126583 10 3


This Certifies that                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                                   SPECIMEN

is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Cuno Incorporated transferable in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to the provisions of the Certificate of Incorporation and By-Laws of the Corporation, as amended (copies of which are on file with the Secretary of the Corporation), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the Seal of the Corporation and signatures of its duly authorized officers.

Dated:

                                [SEAL OF CUNO]

/s/ Paul J. Powers
CHAIRMAN OF THE BOARD
AND CHIEF EXECUTIVE OFFICER

AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, LLC
          TRANSFER AGENT AND REGISTRAR

BY

     The following abbreviations, when used in the inscription on the face of this certificate, shall be considered as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- _____________________Custodian______________________
TEN ENT -- as tenants by the entireties                                  (Cust)                        (Minor)
JT TEN  -- as joint tenants with right of                         Under Uniform Gifts to Minors
           survivorship and not as tenants                        Act__________________________________________________
           in common                                                                      (State)
                                            UNIF TRF MIN ACT   --______________________Custodian(until age____________)
                                                                         (Cust)
                                                                 ___________________________under Uniform Transfers
                                                                           (Minor)
                                                                 to Minors Act________________________________________
                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _____________________________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

------------------------------------------

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________


                                       X ______________________________________

                                       X ______________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By_____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
ELIGIBLE GUARANTOR INSTITUTION SUCH AS
A SECURITIES BROKER/DEALER, COMMERCIAL
BANK, TRUST COMPANY, SAVINGS ASSOCIATION
OR A CREDIT UNION PARTICIPATING IN A
MEDALLION PROGRAM.